Exhibit 10.13

Loan Nos. 522808:11, 523017:11, 523035:11

523053:11, 522917:11, 523062:11, 523071:11

FIRST AMENDMENT OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS FIRST AMENDMENT OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is made this 1st day of January, 2013 by and between WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, New York 11563 (collectively or individually, as the context may require, the “Mortgagor”) and JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation, having its principal place of business at 197 Clarendon Street, C-3 Boston, Massachusetts 02116 (“Mortgagee”).

RECITALS

WHEREAS, Mortgagor has executed and delivered to Mortgagee that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 25, 2008 and recorded on March 6, 2008 with the County Clerk of Morris County, New Jersey in Book 21030, Page 897 (the “Mortgage”), which Mortgage encumbers the Mortgaged Property (as defined in the Mortgage) and was given as security for the Notes (as defined in the Mortgage); and

WHEREAS, Mortgagor and Mortgagee desire to amend the Mortgage in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendment of Mortgage.  The Mortgage is hereby amended as of February 26, 2008 as follows:

(a)                                 Section 1 of the Mortgage is hereby amended by inserting the following after the first sentence:  “Notwithstanding anything to the contrary herein or in Section 1.2 of the Loan Agreement, any principal prepayment (other than a scheduled principal payment) which is not to be applied on a property specific basis pursuant to said Section 1.2 and any property specific payment which is in excess of any Note to which any such property specific payment is to be applied, shall be applied (i) first to the repayment of all amounts due, owing or unpaid under the Notes evidencing the NJ Loan (on a pari passu basis), second to the repayment of all amounts due, owing or unpaid under the Notes evidencing the CT Loan (on a pari passu basis) and third to the repayment of all amounts due, owing or unpaid under the Notes evidencing the NY Loan (on a pari passu basis), or (ii) as determined by Mortgagee in its sole discretion.”

(b)                                 In order to correct an inadvertent scrivener’s error, the reference in the second line of the last numbered paragraph on page 28 of the Mortgage to (i) “$32,585,000” is hereby corrected to be “$105,000,000”, and (ii) “two” is hereby corrected to be “seven”.

2.                                      General Amendment.  The Mortgage is hereby amended to make the recitations and contents thereof consistent with the recitations and terms of this Amendment, and is further amended to provide that each reference to the Mortgage or to “this Agreement”, “hereunder”, “hereof”, or words of like import in the Mortgage and this Amendment and in each and all of the Loan Documents, including, without limitation, by means of words like “thereunder”, “thereof” and words of like import, shall be deemed and construed to refer to the Mortgage as amended by this Amendment and are hereby modified accordingly. The Mortgage and this Amendment shall be construed together as a single instrument.  This Amendment is a Loan Document.

3.                                      Amendments to all Loan Documents.  All Loan Documents shall be and hereby are amended to the extent necessary to make the recitations and contents thereof consistent with the terms of this Amendment.

4.                                      Ratification; Continued Force and Effect.  This Amendment is only a modification of the Mortgage and is not intended to, and shall not be construed to, effect a novation of the Mortgage, the Note or any indebtedness evidenced thereby or any of the other Loan Documents, and, except as expressly set forth herein, all of the representations, covenants, terms and conditions of the Mortgage and the other Loan Documents (which Loan Documents are incorporated herein) and the collateral security provided thereby, have not being modified, amended, cancelled, terminated, released, satisfied, superseded or otherwise invalidated hereby in any manner and shall remain in full force and effect.  In the event of any conflict between the terms of this Amendment and the terms of the Mortgage, the terms of this Amendment shall control.  Mortgagor hereby ratifies and confirms the Mortgage as modified hereby, and acknowledges and agrees that the Mortgage and other Loan Documents as modified hereby are enforceable against Mortgagor and against the collateral described therein in accordance with their respective terms.

5.                                      Miscellaneous.

(a)                                 The execution of this Amendment by Mortgagee does not and shall not constitute a waiver of any rights or remedies to which Mortgagee is entitled pursuant to the Note, the Mortgage or the other Loan Documents, nor shall the same constitute a waiver of any default which may have heretofore occurred or which may hereafter occur with respect to the Note, the Mortgage or the other Loan Documents. Mortgagor expressly acknowledges and agrees that the Loan Documents are and will continue to be the valid and binding obligations of the parties thereto.

(b)                                 This Amendment may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

(c)                                  The Mortgage, as modified by this Amendment, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

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(d)                                 This Amendment shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall be binding upon and inure to the benefit of the Mortgagee, its successors and assigns, including any subsequent holder of the Note or the Mortgage.  This Amendment shall be governed by the laws of the State of New Jersey.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF the parties have executed this Amendment as a sealed instrument as of the date first written above.

Witnesses:	MORTGAGOR:

WU/LH 100 AMERICAN L.L.C.,
a Delaware limited liability company

	By:	GTJ Realty, LP,
/s/ Christine McGuinness		a Delaware limited partnership, its sole manager
Name: Christine McGuinness
By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

		By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 200 AMERICAN L.L.C.,
a Delaware limited liability company

	By:	GTJ Realty, LP,
/s/ Christine McGuinness		a Delaware limited partnership, its sole manager
Name: Christine McGuinness
By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

		By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

[Signature page to First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing]

WU/LH 300 AMERICAN L.L.C.,
a Delaware limited liability company

	By:	GTJ Realty, LP,
/s/ Christine McGuinness		a Delaware limited partnership, its sole manager
Name: Christine McGuinness
By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

		By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 400 AMERICAN L.L.C.,
a Delaware limited liability company

	By:	GTJ Realty, LP,
/s/ Christine McGuinness		a Delaware limited partnership, its sole manager
Name: Christine McGuinness
By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

		By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

[Signature page to First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing]

WU/LH 400 AMERICAN L.L.C.,
a Delaware limited liability company

	By:	GTJ Realty, LP,
/s/ Christine McGuinness		a Delaware limited partnership, its sole manager
Name: Christine McGuinness
By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

		By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

MORTGAGEE:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company
/s/ Adam W. Stewart
Name: Adam W. Stewart

	By:	/s/ Patricia C. Coyne
		Name:	Patricia C. Coyne
		Title:	Senior Credit Officer

[Signature page to First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing]

STATE OF NEW YORK	:
:SS.
COUNTY OF NEW YORK	:

On this            day of December, 2012, before me,                                                   , a Notary Public duly authorized in the state and county named above to take acknowledgements, personally appeared                                                   , who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, the Sole Member of GTJ GP, LLC, a Maryland limited liability company, the General Partner of GTJ Realty, LP, a Delaware limited partnership, the Sole Manager of WU/LH 100 AMERICAN L.L.C., a Delaware limited liability company, who I am satisfied is the person who executed the foregoing instrument, and that he as such                               , being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the Sole Member GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 100 AMERICAN L.L.C., and that he acknowledged that he signed and delivered the same as the officer stated above, and that the foregoing instrument is the authorized, voluntary act and deed of said corporation as Sole Member of GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 100 AMERICAN L.L.C., made by virtue of the authority of its manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Paula Corazza
Notary Public
Commission expires:

STATE OF NEW YORK	:
:SS.
COUNTY OF NEW YORK	:

On this            day of December, 2012, before me,                                                   , a Notary Public duly authorized in the state and county named above to take acknowledgements, personally appeared                                                   , who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, the Sole Member of GTJ GP, LLC, a Maryland limited liability company, the General Partner of GTJ Realty, LP, a Delaware limited partnership, the Sole Manager of WU/LH 200 AMERICAN L.L.C., a Delaware limited liability company, who I am satisfied is the person who executed the foregoing instrument, and that he as such                               , being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the Sole Member GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 200 AMERICAN L.L.C., and that he acknowledged that he signed and delivered the same as the officer stated above, and that the foregoing instrument is the authorized, voluntary act and deed of said corporation as Sole Member of GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 200 AMERICAN L.L.C., made by virtue of the authority of its manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Paula Corazza
Notary Public
Commission expires:

[Acknowledgment page to First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing]

STATE OF NEW YORK	:
:SS.
COUNTY OF NEW YORK	:

On this            day of December, 2012, before me,                                                   , a Notary Public duly authorized in the state and county named above to take acknowledgements, personally appeared                                                   , who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, the Sole Member of GTJ GP, LLC, a Maryland limited liability company, the General Partner of GTJ Realty, LP, a Delaware limited partnership, the Sole Manager of WU/LH 300 AMERICAN L.L.C., a Delaware limited liability company, who I am satisfied is the person who executed the foregoing instrument, and that he as such                               , being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the Sole Member GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 300 AMERICAN L.L.C., and that he acknowledged that he signed and delivered the same as the officer stated above, and that the foregoing instrument is the authorized, voluntary act and deed of said corporation as Sole Member of GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 300 AMERICAN L.L.C., made by virtue of the authority of it manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Paula Corazza
Notary Public
Commission expires:

STATE OF NEW YORK	:
:SS.
COUNTY OF NEW YORK	:

On this            day of December, 2012, before me,                                                   , a Notary Public duly authorized in the state and county named above to take acknowledgements, personally appeared                                                   , who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, the Sole Member of GTJ GP, LLC, a Maryland limited liability company, the General Partner of GTJ Realty, LP, a Delaware limited partnership, the Sole Manager of WU/LH 400 AMERICAN L.L.C., a Delaware limited liability company, who I am satisfied is the person who executed the foregoing instrument, and that he as such                               , being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the Sole Member GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 400 AMERICAN L.L.C., and that he acknowledged that he signed and delivered the same as the officer stated above, and that the foregoing instrument is the authorized, voluntary act and deed of said corporation as Sole Member of GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 400 AMERICAN L.L.C., made by virtue of the authority of its manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Paula Corazza
Notary Public
Commission expires:

[Acknowledgment page to First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing]

STATE OF NEW YORK	:
:SS.
COUNTY OF NEW YORK	:

On this            day of December, 2012, before me,                                                   , a Notary Public duly authorized in the state and county named above to take acknowledgements, personally appeared                                                   , who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, the Sole Member of GTJ GP, LLC, a Maryland limited liability company, the General Partner of GTJ Realty, LP, a Delaware limited partnership, the Sole Manager of WU/LH 500 AMERICAN L.L.C., a Delaware limited liability company, who I am satisfied is the person who executed the foregoing instrument, and that he as such                               , being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the Sole Member GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 500 AMERICAN L.L.C., and that he acknowledged that he signed and delivered the same as the officer stated above, and that the foregoing instrument is the authorized, voluntary act and deed of said corporation as Sole Member of GTJ GP, LLC as the General Partner of GTJ Realty, LP as the Sole Manager of WU/LH 500 AMERICAN L.L.C., made by virtue of the authority of its manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Paula Corazza
Notary Public
Commission expires:

COMMONWEALTH OF MASSACHUSETTS	:
:SS.
COUNTY OF SUFFOLK	:

On this            day of December, 2012, before me,                                                   , a Notary Public duly authorized in the state and county named above to take acknowledgements, personally appeared                                                   , who acknowledged himself to be the                                of John Hancock Life Insurance Company (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation, who I am satisfied is the person who executed the foregoing instrument, and that he as such                               , being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the                                 , and that he acknowledged that he signed and delivered the same as the officer stated above, and that the foregoing instrument is the authorized, voluntary act and deed of said corporation, made by virtue of the authority of its                   .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Arthur J Francis
Notary Public
Commission expires:

[Acknowledgment page to First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing]